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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS






The Board of Directors
SPACEHAB, Incorporated and Subsidiary:


We consent to the use of our report incorporated herein by reference, which report is included in the Company's 1997 Annual Report on Form 10-K.



                                        KPMG Peat Marwick LLP

McLean, Virginia
September 30, 1997